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                                                                    EXHIBIT 10.2

                                RSA SECURITY INC.

                            2005 STOCK INCENTIVE PLAN

                      NON-STATUTORY STOCK OPTION AGREEMENT

     1. Grant of Option. On the date specified in your Grant Details appearing on the web site of the administrator of the Company's stock plans (the "GRANT"), RSA Security Inc., a Delaware corporation (the "COMPANY"), hereby grants you a non-statutory stock option under the Company's 2005 Stock Incentive Plan (the "PLAN") to purchase the number of shares of the Company's Common Stock, $.01 par value per share ("COMMON STOCK"), specified in the Grant, at the price per share specified in the Grant. The administrator of the Company's stock plans is currently Fidelity Investments, and throughout this Agreement, Fidelity Investments and any future successor or replacement administrator are referred to as the "PLAN ADMINISTRATOR." The shares subject to this option may be purchased only in accordance with the terms and conditions of this Agreement, the Grant and the Plan. Except where the context otherwise requires, the term "COMPANY" includes any future parent corporation and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the United States Internal Revenue Code of 1986, as amended or replaced from time to time (the "CODE").

     2. Non-Statutory Stock Option. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     3. Exercise and Termination of Option.

          (a) Vesting Schedule and Expiration. Except as otherwise specified in this Agreement, this option vests and becomes exercisable in installments as set forth in the Grant (each, an "INSTALLMENT") and expires on the earlier of:

               (1) the seventh anniversary of the date on which the option was granted (the "EXPIRATION DATE"); or

               (2) the termination of the option under any other provision of this Agreement.

          (b) Exercise Procedure; No Fractional Shares. Subject to the conditions set forth in this Agreement, you must follow the instructions posted on the Plan Administrator's web site in order to exercise this option. If you have questions about the exercise process, then you can contact the Plan Administrator at the phone number posted on the Plan Administrator's web site. You may purchase fewer than the full number of shares covered by this option, but you may not exercise this option for any fractional share.

          (c) Continuous Relationship with the Company Required. Except as otherwise specified in this Section 3, you may not exercise this option unless you are at the time

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of exercise, and have been at all times since the date of grant of this option, an employee, officer, director, consultant or advisor of the Company (an "ELIGIBLE OPTIONEE").

          (d) Termination of Relationship with the Company. If you cease to be an Eligible Optionee for any reason, then, except as specified in paragraphs
(e), (f) and (g) below, this option will terminate on the earlier of the Expiration Date or three months after you cease to be an Eligible Optionee. However, except as otherwise specified in this Agreement, no further Installments will vest after the date on which you cease to be an Eligible Optionee, and this option will be exercisable only to the extent that you were entitled to exercise the option on the date of such cessation.

          (e) Exercise Period and Acceleration Upon Death. If you die before the Expiration Date while you are an Eligible Optionee, or if you die within three months after you cease to be an Eligible Optionee (other than as the result of the Company's termination of your relationship with it for "cause" as specified in paragraph (g) below), then:

               (1) Upon the date of your death, the vesting of this option will fully accelerate, and this option will be exercisable as to the full number of shares covered by the option (to the extent not already exercised); and

               (2) The person to whom this option is transferred by will or the laws of descent and distribution may exercise this option until the first anniversary of the date of your death (whether or not the exercise occurs before the Expiration Date).

          Except as otherwise indicated by the context, the term "YOU," as used in this Agreement, includes your estate or any person who acquires the right to exercise this option by bequest, inheritance or otherwise by reason of your death.

          (f) Exercise Period Upon Disability. If you become disabled (within the meaning of Section 22(e)(3) of the Code) before the Expiration Date while you are an Eligible Optionee, then this option will be exercisable until the first anniversary of the date of your disability (whether or not the exercise occurs before the Expiration Date). However, except as otherwise specified in this Agreement, no further Installments will vest after the date of your disability, and this option will be exercisable only to the extent that this option was exercisable by you on the date of your disability.

          (g) Discharge for Cause. If the Company discharges you for Cause, then this option will terminate immediately upon the effective date of your discharge. "CAUSE" means your willful misconduct or willful failure to perform your responsibilities in the best interests of the Company (including, without limitation, your breach of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between you and the Company), as determined by the Company, which determination is conclusive. You will be considered to have been discharged for cause if the Company determines, within 30 days after your discharge, that discharge for cause was warranted.


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     4. Payment of Purchase Price.

          (a) Method of Payment. When you exercise this option, you shall pay for the purchased shares in one of the following ways:

               (1) By delivering to the Plan Administrator cash or a check to the order of the Company in the amount of the total purchase price for the purchased shares;

               (2) By (i) delivering an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the total purchase price for the purchased shares and any required tax withholding or (ii) delivering a copy of your irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the total purchase price for the purchased shares and any required tax withholding;

               (3) Only if the Company consents, by delivering to the Company shares of the Company's Common Stock that you own and that have a fair market value equal to the total purchase price for the purchased shares;

               (4) By any other means that the Company's Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the United States Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board); or

               (5) By any combination of the above methods of payment.

          (b) Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. The Company's Board of Directors will determine the fair market value, for the purposes of this Agreement, of any share of the Company's Common Stock or other non-cash consideration that may be delivered to the Company in exercise of this option, which determination is conclusive.

          (c) Delivery of, and Restrictions on, Shares Tendered in Payment of Purchase Price. If you exercise this option by delivering shares of the Company's Common Stock, then you shall either (1) duly execute in blank the certificate or certificates representing the shares of Common Stock to be delivered or (2) accompany the certificate or certificates with a stock power duly executed in blank, suitable for purposes of transferring the shares to the Company. The Company will not accept fractional shares of Common Stock in payment to exercise this option. In addition, you may not tender shares of the Company's Common Stock in payment to exercise this option if you acquired the shares within 12 months before the date of tender through the exercise of an option granted under any Company stock plan.


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     5. Delivery of Shares; Compliance With Securities Laws.

          (a) Delivery of Shares. Upon payment of the full purchase price for the number of vested and exercisable shares purchased, the Company shall promptly deliver the purchased shares to you. However, if any law or regulation requires the Company to take any action with respect to the shares before issuing the shares, then the Company may extend the date of delivery for the period necessary to complete such action.

          (b) Listing, Qualification, Etc. At any time, counsel to the Company may determine that any of the following is necessary in connection with the issuance or purchase of shares under this option: (1) the listing, registration or qualification of the shares under this option upon a securities exchange or under a U.S. federal, state or foreign law; (2) the consent or approval of a governmental or regulatory body; (3) the disclosure of non-public information; or (4) the satisfaction of any other condition. In such a case, you may not exercise this option, in whole or in part, unless the listing, registration, qualification, consent, approval, disclosure or satisfaction has been effected or obtained on terms acceptable to the Company's Board of Directors. Nothing in this Agreement shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.

     6. Nontransferability of Option. This option is personal to you, and no rights granted under this option may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), nor shall any rights under this option be subject to execution, attachment or similar process, except that this option may be transferred (1) by will or the laws of descent and distribution or (2) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions of this Agreement, or upon the levy of any attachment or similar process upon this option or such rights, the Company may, in its sole discretion, immediately terminate this option.

     7. No Employment or Similar Rights. Nothing contained in the Plan or this option shall be construed under any circumstances to bind the Company to continue your employment or other relationship with the Company for any period.

     8. No Rights as a Stockholder. You have no rights as a stockholder with respect to any shares that may be purchased by exercising this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to the shares) until the option is exercised and a certificate representing the purchased shares is duly issued and delivered to you. You have no right to receive, and the Company will make no adjustments for, dividends or other rights for which the record date is before the date the stock certificate is issued.


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     9. Change in Control Events.

          (a) Definition. "CHANGE IN CONTROL EVENT" means:

               (1) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) (a "PERSON") of beneficial ownership of the Company's capital stock if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) 50% or more of either (x) the then-outstanding shares of common stock of the Company (the "OUTSTANDING COMMON STOCK") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING VOTING SECURITIES"); except that for purposes of this subsection (1), the following acquisitions do not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) that complies with clauses
(x) and (y) of subsection (3) of this definition; or

               (2) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "CONTINUING DIRECTOR" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected after such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election, except that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

               (3) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "BUSINESS COMBINATION"), unless, immediately after such Business Combination, both of the following conditions are satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which includes, without limitation, a


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corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "ACQUIRING CORPORATION") in substantially the same proportions as their ownership of the Outstanding Common Stock and Outstanding Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

          (b) Effect of Change in Control Event on Option. If a Change in Control Event occurs, then, except to the extent any other agreement between you and the Company specifies otherwise, this option will automatically become immediately exercisable in full. The terms and provisions of this Section 9 are in addition to, and not in limitation of, any terms and provisions of the Plan, including without limitation Section 9(b) of the Plan, or any other agreement between you and the Company.

     10. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this option is subject to your satisfaction of all applicable U.S. federal, state, local and foreign income tax, employment tax and other withholding requirements.

     11. Miscellaneous.

          (a) Except as specified in this Agreement, this option may not be amended or otherwise modified unless evidenced in writing and signed, or deemed signed by electronic means, by both you and the Company.

          (b) This option is governed by and construed in accordance with the laws of the State of Delaware.

                                        RSA SECURITY INC.


                                        By: /s/ Vivian M. Vitale
                                            ------------------------------------
                                        Title: Senior Vice President,
                                               Human Resources

                                        Address: 174 Middlesex Turnpike
                                                 Bedford, MA 01730


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                                        OPTIONEE

                                        By electronically accepting this
                                        Agreement on the Plan Administrator's
                                        web site, you agree to the terms and
                                        conditions of this Agreement.


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